July 19, 2007

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

Supplement to the Prospectus
Dated February 16, 2007
As Revised, March 15, 2007

The following information supersedes and replaces the third paragraph contained in the Prospectus under the heading “The Fund --Goal/Approach”:

Although the fund seeks to provide income exempt from federal income tax and currently invests in municipal obligations the interest from which is not subject to the federal alternative minimum tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax for the tax year ending December 31, 2007. In addition, the fund may invest temporarily in high-quality, taxable money market instruments, and/or municipal obligations that pay income exempt only from federal income tax, including when the fund manager believes acceptable New York municipal obligations are not available for investment.

The fund intends to change its name, effective on or about January 1, 2008, to Dreyfus New York AMT Tax-Free Money Market Fund.